UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 31, 2017

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2017, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2017, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated October 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2017

CUMMINS INC.
/s/ CHRISTOPHER C. CLULOW
Christopher C. Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	October 1, 2017	October 2, 2016
NET SALES	$5,285	$4,187
Cost of sales	3,946	3,108
GROSS MARGIN	1,339	1,079
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	624	513
Research, development and engineering expenses	213	157
Equity, royalty and interest income from investees	95	74
Loss contingency	—	99
Other operating income (expense), net	32	—
OPERATING INCOME	629	384
Interest income	4	6
Interest expense	18	16
Other income (expense), net	7	8
INCOME BEFORE INCOME TAXES	622	382
Income tax expense	165	82
CONSOLIDATED NET INCOME	457	300
Less: Net income attributable to noncontrolling interests	4	11
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$453	$289

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.72	$1.72
Diluted	$2.71	$1.72

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	166.3	167.8
Diluted	167.0	168.2

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.08	$1.025

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	October 1, 2017	October 2, 2016
NET SALES	$14,952	$13,006
Cost of sales	11,236	9,674
GROSS MARGIN	3,716	3,332
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,757	1,527
Research, development and engineering expenses	545	478
Equity, royalty and interest income from investees	301	234
Loss contingency	—	138
Other operating income (expense), net	55	(2)
OPERATING INCOME	1,770	1,421
Interest income	11	18
Interest expense	57	51
Other income (expense), net	45	34
INCOME BEFORE INCOME TAXES	1,769	1,422
Income tax expense	466	362
CONSOLIDATED NET INCOME	1,303	1,060
Less: Net income attributable to noncontrolling interests	30	44
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,273	$1,016

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$7.62	$5.99
Diluted	$7.60	$5.99

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	167.0	169.5
Diluted	167.6	169.7

CASH DIVIDENDS DECLARED PER COMMON SHARE	$3.13	$2.975

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	October 1, 2017	December 31, 2016
ASSETS
Current assets
Cash and cash equivalents	$1,290	$1,120
Marketable securities	154	260
Total cash, cash equivalents and marketable securities	1,444	1,380
Accounts and notes receivable, net	3,810	3,025
Inventories	3,146	2,675
Prepaid expenses and other current assets	656	627
Total current assets	9,056	7,707
Long-term assets
Property, plant and equipment	7,901	7,635
Accumulated depreciation	(4,085)	(3,835)
Property, plant and equipment, net	3,816	3,800
Investments and advances related to equity method investees	1,213	946
Goodwill	1,036	480
Other intangible assets, net	964	332
Pension assets	912	731
Other assets	995	1,015
Total assets	$17,992	$15,011

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,486	$1,854
Loans payable	64	41
Commercial paper	514	212
Accrued compensation, benefits and retirement costs	674	412
Current portion of accrued product warranty	462	333
Current portion of deferred revenue	528	468
Other accrued expenses	968	970
Current maturities of long-term debt	62	35
Total current liabilities	5,758	4,325
Long-term liabilities
Long-term debt	1,615	1,568
Postretirement benefits other than pensions	319	329
Pensions	328	326
Other liabilities and deferred revenue	1,411	1,289
Total liabilities	$9,431	$7,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,198	$2,153
Retained earnings	11,791	11,040
Treasury stock, at cost, 56.4 and 54.2 shares	(4,849)	(4,489)
Common stock held by employee benefits trust, at cost, 0.6 and 0.7 shares	(7)	(8)
Accumulated other comprehensive loss	(1,504)	(1,821)
Total Cummins Inc. shareholders’ equity	7,629	6,875
Noncontrolling interests	932	299
Total equity	$8,561	$7,174
Total liabilities and equity	$17,992	$15,011

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Nine months ended
In millions	October 1, 2017	October 2, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,303	$1,060
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	433	391
Deferred income taxes	26	60
Equity in income of investees, net of dividends	(166)	(94)
Pension contributions in excess of expense	(63)	(92)
Other post retirement benefits payments in excess of expense	(4)	(16)
Stock-based compensation expense	34	28
Restructuring payments	—	(53)
Loss contingency	—	138
Translation and hedging activities	61	(39)
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(722)	(112)
Inventories	(401)	(150)
Other current assets	(28)	138
Accounts payable	567	101
Accrued expenses	369	(279)
Changes in other liabilities and deferred revenue	177	188
Other, net	(115)	45
Net cash provided by operating activities	1,471	1,314

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(282)	(312)
Investments in internal use software	(59)	(42)
Proceeds from disposals of property, plant and equipment	104	11
Investments in and advances to equity investees	(71)	(29)
Acquisitions of businesses, net of cash acquired	(600)	(1)
Investments in marketable securities—acquisitions	(106)	(447)
Investments in marketable securities—liquidations	218	291
Cash flows from derivatives not designated as hedges	9	(64)
Other, net	1	3
Net cash used in investing activities	(786)	(590)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	4	111
Net borrowings of commercial paper	302	273
Payments on borrowings and capital lease obligations	(38)	(156)
Net borrowings under short-term credit agreements	19	25
Distributions to noncontrolling interests	(29)	(42)
Dividend payments on common stock	(522)	(505)
Repurchases of common stock	(391)	(745)
Other, net	55	(6)
Net cash used in financing activities	(600)	(1,045)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	85	(139)
Net increase (decrease) in cash and cash equivalents	170	(460)
Cash and cash equivalents at beginning of year	1,120	1,711
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,290	$1,251

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components(1)	Power Systems	Total Segment	Intersegment Eliminations (2)	Total
	Three months ended October 1, 2017
	External sales	$1,783	$1,748	$1,139	$615	$5,285	$—	$5,285
	Intersegment sales	553	5	394	441	1,393	(1,393)	—
	Total sales	2,336	1,753	1,533	1,056	6,678	(1,393)	5,285
	Depreciation and amortization (3)	47	29	42	30	148	—	148
	Research, development and engineering expenses	83	6	63	61	213	—	213
	Equity, royalty and interest income from investees	58	11	12	14	95	—	95
	Interest income	1	2	—	1	4	—	4
	EBIT	229	91	217	81	618	22	640

	EBIT as a percentage of total sales	9.8%	5.2%	14.2%	7.7%	9.3%		12.1%

	Three months ended October 2, 2016
	External sales	$1,357	$1,497	$824	$509	$4,187	$—	$4,187
	Intersegment sales	502	7	319	347	1,175	(1,175)	—
	Total sales	1,859	1,504	1,143	856	5,362	(1,175)	4,187
	Depreciation and amortization (3)	42	28	32	29	131	—	131
	Research, development and engineering expenses	56	3	54	44	157	—	157
	Equity, royalty and interest income from investees	38	19	9	8	74	—	74
	Loss contingency	99	—	—	—	99	—	99
	Interest income	3	1	1	1	6	—	6
	EBIT	89	96	148	59	392	6	398

	EBIT as a percentage of total sales	4.8%	6.4%	12.9%	6.9%	7.3%		9.5%

(1)
The 2017 disclosures include Eaton Cummins Automated Transmission Technologies joint venture results consolidated during the third quarter of 2017. See "ACQUISITION," footnote for additional information.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended October 1, 2017 and October 2, 2016.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components(1)	Power Systems	Total Segment	Intersegment Eliminations (2)	Total
	Nine months ended October 1, 2017
	External sales	$4,951	$5,101	$3,183	$1,717	$14,952	$—	$14,952
	Intersegment sales	1,715	19	1,148	1,238	4,120	(4,120)	—
	Total sales	6,666	5,120	4,331	2,955	19,072	(4,120)	14,952
	Depreciation and amortization (3)	137	90	117	87	431	—	431
	Research, development and engineering expenses	200	14	170	161	545	—	545
	Equity, royalty and interest income from investees	186	35	40	40	301	—	301
	Interest income	4	4	1	2	11	—	11
	EBIT	735	287	586	199	1,807	19	1,826

	EBIT as a percentage of total sales	11.0%	5.6%	13.5%	6.7%	9.5%		12.2%

	Nine months ended October 2, 2016
	External sales	$4,350	$4,493	$2,654	$1,509	$13,006	$—	$13,006
	Intersegment sales	1,487	18	1,005	1,076	3,586	(3,586)	—
	Total sales	5,837	4,511	3,659	2,585	16,592	(3,586)	13,006
	Depreciation and amortization (3)	122	85	95	87	389	—	389
	Research, development and engineering expenses	166	10	161	141	478	—	478
	Equity, royalty and interest income from investees	120	56	29	29	234	—	234
	Loss contingency	138	—	—	—	138	—	138
	Interest income	8	3	3	4	18	—	18
	EBIT	492	270	501	195	1,458	15	1,473

	EBIT as a percentage of total sales	8.4%	6.0%	13.7%	7.5%	8.8%		11.3%

(1)
The 2017 disclosures include Eaton Cummins Automated Transmission Technologies joint venture results consolidated during the third quarter of 2017. See "ACQUISITION," footnote for additional information.

(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the nine months ended October 1, 2017 and October 2, 2016.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $2 million for both of the nine months ended October 1, 2017 and October 2, 2016.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Nine months ended
In millions	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Total EBIT	$640	$398	$1,826	$1,473
Less: Interest expense	18	16	57	51
Income before income taxes	$622	$382	$1,769	$1,422

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Nine months ended
In millions	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Distribution entities
Komatsu Cummins Chile, Ltda.	$8	$8	$23	$26
North American distributors	—	7	—	18
All other distributors	(1)	1	(1)	2
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	24	19	79	59
Dongfeng Cummins Engine Company, Ltd.	15	10	56	32
Chongqing Cummins Engine Company, Ltd.	11	11	30	28
All other manufacturers	27	8	78	40
Cummins share of net income	84	64	265	205
Royalty and interest income	11	10	36	29
Equity, royalty and interest income from investees	$95	$74	$301	$234

ACQUISITION

In April 2017, we entered into an agreement to form a joint venture with Eaton Corporation PLC (Eaton), which closed on July 31, 2017 (the acquisition date). We purchased a 50 percent interest in the new venture named Eaton Cummins Automated Transmission Technologies for $600 million in cash. In addition, each partner contributed $20 million for working capital. The joint venture will design, assemble, sell and support medium-duty and heavy-duty automated transmissions for the commercial vehicle market, including new product launches. We consolidated the results of the joint venture in our Components segment as we have a majority voting interest in the venture by virtue of a tie-breaking vote on the joint venture's board of directors. We do not expect this new venture to have a significant impact on our consolidated results in 2017.

ENGINE SYSTEM LOSS CONTINGENCY
During 2017, the CARB and U.S. EPA began selecting certain of our pre-2013 model year engine systems for additional emissions testing.  We have been notified that a portion of the CARB and EPA selected engine systems have failed emissions testing due to the unexpected degradation of an aftertreatment component.  Although we have no official notice from the CARB or EPA on these engine systems to date, we are working with the agencies on a resolution of these matters.  We are developing and testing solutions to address the technical issues, which could include a combination of calibration changes, service practices and hardware changes.  We recorded a charge of $29 million to "cost of sales" in our Condensed Consolidated Statements of Income in the third quarter of 2017 for the expected cost of field campaigns to repair some of these engine systems.
In addition, we are currently evaluating other engine systems for model years 2010 through 2015 that could potentially be subject to similar degradation issues.  At this point in time, we have not yet determined the impact to other model years and engine systems or the percentage of the engine system populations affected.
Because this remains under review with a number of yet unresolved variables, we are not yet able to estimate the outcome for these matters. It is possible, however, that they could have a material effect on our results of operations in the periods in which the uncertainties are resolved.
We do not currently expect any fines or penalties from the EPA or CARB related to this matter.

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

SUBSEQUENT EVENT

On October 12, 2017, we entered into an asset purchase agreement with Brammo Inc., an engineer and manufacturer of lithium ion batteries primarily related to the utility vehicle markets, for approximately $70 million to be paid in cash at closing.  In addition to the closing consideration, the agreement contains an earnout based on future results of the acquired business, which could result in a maximum additional $100 million payment to the former owners. The majority of the purchase price will likely be assigned to intangible assets and goodwill. We expect the transaction to close in the fourth quarter of 2017.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries. We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBIT for each of the applicable periods:

	Three months ended		Nine months ended
In millions	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Net income attributable to Cummins Inc.	$453	$289	$1,273	$1,016

Net income attributable to Cummins Inc. as a percentage of net sales	8.6%	6.9%	8.5%	7.8%

Add
Net income attributable to noncontrolling interests	4	11	30	44
Consolidated net income	457	300	1,303	1,060

Add
Interest expense	18	16	57	51
Income tax expense	165	82	466	362
Earnings before interest expense and income taxes	$640	$398	$1,826	$1,473

EBIT as a percentage of net sales	12.1%	9.5%	12.2%	11.3%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$714	$776	$—	$2,110
Medium-duty truck and bus	544	701	625	—	1,870
Light-duty automotive	423	429	452	—	1,304
Off-highway	436	463	483	—	1,382
Total sales	$2,023	$2,307	$2,336	$—	$6,666

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$625	$565	$2,443
Medium-duty truck and bus	549	600	517	606	2,272
Light-duty automotive	433	394	345	409	1,581
Off-highway	363	386	372	387	1,508
Total sales	$1,976	$2,002	$1,859	$1,967	$7,804
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	24,100	28,100	—	71,400
Medium-duty	60,300	71,600	68,500	—	200,400
Light-duty	63,100	65,600	66,300	—	195,000
Total units	142,600	161,300	162,900	—	466,800

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	20,100	18,500	79,000
Medium-duty	55,400	62,300	53,400	58,000	229,100
Light-duty	61,700	57,100	49,800	60,000	228,600
Total units	136,800	140,100	123,300	136,500	536,700

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line
Sales for our Distribution segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$759	$768	$—	$2,272
Service	319	320	326	—	965
Power generation	306	329	317	—	952
Engines	275	314	342	—	931
Total sales	$1,645	$1,722	$1,753	$—	$5,120

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$643	$694	$2,627
Service	299	297	299	320	1,215
Power generation	275	326	291	347	1,239
Engines	241	279	271	309	1,100
Total sales	$1,463	$1,544	$1,504	$1,670	$6,181
Component Segment Sales by Business
In the first quarter of 2017, our Components segment reorganized its reporting structure to move an element of the emission solutions business to the fuel systems business to enhance operational, administrative and product development efficiencies. Prior year sales were reclassified to conform with this change.
In the third quarter of 2017, we completed the Eaton Cummins Automated Transmission Technologies joint venture (ECJV), which was consolidated and included in our Components segment as the automated transmissions business.
Sales for our Components segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$674	$696	$—	$1,986
Turbo technologies	287	307	297	—	891
Filtration	277	291	287	—	855
Fuel systems	164	182	184	—	530
Automated transmissions	—	—	69	—	69
Total sales	$1,344	$1,454	$1,533	$—	$4,331

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$589	$603	$522	$524	$2,238
Turbo technologies	265	276	241	254	1,036
Filtration	252	262	244	252	1,010
Fuel systems	131	138	136	147	552
Total sales	$1,237	$1,279	$1,143	$1,177	$4,836

2015
In millions	YTD
Emission solutions	$2,449
Turbo technologies	1,141
Filtration	1,010
Fuel systems	572
Total sales	$5,172

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the first quarter of 2017, our Power Systems segment reorganized its product lines to better reflect how the segment is managed. Prior year sales were reclassified to reflect these changes.
Sales for our Power Systems segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$570	$580	$—	$1,676
Industrial	275	353	385	—	1,013
Generator technologies	81	94	91	—	266
Total sales	$882	$1,017	$1,056	$—	$2,955

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$518	$602	$543	$593	$2,256
Industrial	215	236	235	255	941
Generator technologies	75	83	78	84	320
Total sales	$808	$921	$856	$932	$3,517

2015
In millions	YTD
Power generation	$2,588
Industrial	1,121
Generator technologies	358
Total sales	$4,067
High-horsepower unit shipments by engine classification were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,900	2,100	2,200	—	6,200
Industrial	1,300	1,700	1,600	—	4,600
Total units	3,200	3,800	3,800	—	10,800

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	2,000	1,900	7,900
Industrial	1,000	1,100	1,000	1,300	4,400
Total units	2,800	3,300	3,000	3,200	12,300